ARTICLES SUPPLEMENTARY OF
                         PRINCIPAL INVESTORS FUND, INC.


      Principal Investors Fund, Inc., a Maryland Corporation having its principal office in this state in Baltimore City, Maryland (hereinafter called the Corporation), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

      FIRST: On the 30th day of April, 2003, a resolution was approved by the Board of Directors, in accordance with Section 2-105(c) of Maryland General Corporation Law, authorizing amendment to the Articles of Incorporation of this Corporation. The total number of authorized shares of stock of the Corporation, seven billion seven hundred sixty million (7,760,000,000) shares, of the par value of one cent ($0.01) each and of the aggregate par value of seventy-seven million six hundred thousand dollars ($77,600,000), will not change.

      The total number of authorized shares for the Balanced Fund series of the Corporation will decrease by forty million (40,000,000) shares by decreasing the number of shares of each of the Advisors Select Class and Advisors Preferred Class of such series by twenty million (20,000,000) shares. The total number of authorized shares for the Partners LargeCap Value Fund series of the Corporation will increase by forty million (40,000,000) shares by increasing the number of Institutional Class shares by forty million (40,000,000) shares. The total authorized shares shall be designated as follows:

=================================== ======================= ====================
                    Fund                    Class              Number of Shares
----------------------------------- ----------------------- --------------------
Balanced                            Select                           25,000,000
----------------------------------- ----------------------- --------------------
----------------------------------- ----------------------- --------------------
                                    Preferred                        25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Select                   5,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Preferred                5,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                              J                      25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Institutional                    20,000,000
----------------------------------- ----------------------- --------------------
Bond & Mortgage Securities          Select                           25,000,000
----------------------------------- ----------------------- --------------------
----------------------------------- ----------------------- --------------------
                                    Preferred                        25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Select                  25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Preferred               25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                              J                      25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Institutional                    20,000,000
----------------------------------- ----------------------- --------------------
Capital Preservation                Select                           80,000,000
                                    ----------------------- --------------------
-----------------------------------
                                    Preferred                        80,000,000
                                    ----------------------- --------------------
                                    Advisors Select                  80,000,000
                                    ----------------------- --------------------
                                    Advisors Preferred              100,000,000
                                    ----------------------- --------------------
                                              J                     100,000,000
                                    ----------------------- --------------------
                                    Institutional                    80,000,000
----------------------------------- ----------------------- --------------------
Government Securities               Select                           25,000,000
                                    ----------------------- --------------------
----------------------------------- ----------------------- --------------------
                                    Preferred                        25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Select                  25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Preferred               25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                              J                      25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Institutional                    20,000,000
----------------------------------- ----------------------- --------------------
                                    ----------------------- --------------------
High Quality Intermediate-Term Bond Select                           25,000,000
----------------------------------- ----------------------- --------------------
----------------------------------- ----------------------- --------------------
                                    Preferred                        25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Select                  25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Preferred               25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                              J                      25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Institutional                    20,000,000
----------------------------------- ----------------------- --------------------
High Quality Long-Term Bond         Select                           25,000,000
----------------------------------- ----------------------- --------------------
----------------------------------- ----------------------- --------------------
                                    Preferred                        25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Select                  25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Preferred               25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                              J                      25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Institutional                    20,000,000
----------------------------------- ----------------------- --------------------
High Quality Short-Term Bond        Select                           25,000,000
----------------------------------- ----------------------- --------------------
----------------------------------- ----------------------- --------------------
                                    Preferred                        25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Select                  25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Preferred               25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                              J                      25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Institutional                    20,000,000
----------------------------------- ----------------------- --------------------
International I                     Select                           75,000,000
----------------------------------- ----------------------- --------------------
----------------------------------- ----------------------- --------------------
                                    Preferred                        75,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Select                  75,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Preferred               75,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    J                                75,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Institutional                    60,000,000
----------------------------------- ----------------------- --------------------
International II                    Institutional                    40,000,000
----------------------------------- ----------------------- --------------------
----------------------------------- ----------------------- --------------------
                                    Select                           20,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Preferred                        20,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Select                  20,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Preferred               20,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                              J                      25,000,000
----------------------------------- ----------------------- --------------------
International Emerging Markets      Select                           25,000,000
----------------------------------- ----------------------- --------------------
----------------------------------- ----------------------- --------------------
                                    Preferred                        25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Select                  25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Preferred               25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                              J                      25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Institutional                    20,000,000
----------------------------------- ----------------------- --------------------
International SmallCap              Select                           25,000,000
----------------------------------- ----------------------- --------------------
----------------------------------- ----------------------- --------------------
                                    Preferred                        25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Select                  25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Preferred               25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                              J                      25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Institutional                    20,000,000
----------------------------------- ----------------------- --------------------
LargeCap Blend I                    Select                           25,000,000
----------------------------------- ----------------------- --------------------
-----------------------------------
                                    Preferred                        25,000,000
                                    ----------------------- --------------------
                                    Advisors Select                  25,000,000
                                    ----------------------- --------------------
                                    Advisors Preferred               25,000,000
                                    ----------------------- --------------------
                                              J                      25,000,000
                                    ----------------------- --------------------
                                    Institutional                    20,000,000
----------------------------------- ----------------------- --------------------
-----------------------------------
LargeCap Growth                     Select                           45,000,000
----------------------------------- ----------------------- --------------------
----------------------------------- ----------------------- --------------------
                                    Preferred                        45,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Select                  45,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Preferred               45,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                              J                      50,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Institutional                    40,000,000
----------------------------------- ----------------------- --------------------
LargeCap S&P 500 Index              Select                           25,000,000
----------------------------------- ----------------------- --------------------
----------------------------------- ----------------------- --------------------
                                    Preferred                        25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Select                  25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Preferred               25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                              J                      25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Institutional                    20,000,000
----------------------------------- ----------------------- --------------------
LargeCap Value                      Select                           25,000,000
----------------------------------- ----------------------- --------------------
----------------------------------- ----------------------- --------------------
                                    Preferred                        25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Select                  25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Preferred               25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                              J                      25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Institutional                    20,000,000
----------------------------------- ----------------------- --------------------
LifeTime Strategic Income           Select                           25,000,000
                                    ----------------------- --------------------
-----------------------------------
                                    Preferred                        25,000,000
                                    ----------------------- --------------------
                                    Advisors Select                  25,000,000
                                    ----------------------- --------------------
                                    Advisors Preferred               25,000,000
                                    ----------------------- --------------------
                                    Institutional                    20,000,000
                                    ----------------------- --------------------
                                              J                      25,000,000
----------------------------------- ----------------------- --------------------
LifeTime 2010                       Select                           25,000,000
                                    ----------------------- --------------------
-----------------------------------
                                    Preferred                        25,000,000
                                    ----------------------- --------------------
                                    Advisors Select                  25,000,000
                                    ----------------------- --------------------
                                    Advisors Preferred               25,000,000
                                    ----------------------- --------------------
                                    Institutional                    20,000,000
                                    ----------------------- --------------------
                                              J                      25,000,000
----------------------------------- ----------------------- --------------------
LifeTime 2020                       Select                           25,000,000
                                    ----------------------- --------------------
-----------------------------------
                                    Preferred                        25,000,000
                                    ----------------------- --------------------
                                    Advisors Select                  25,000,000
                                    ----------------------- --------------------
                                    Advisors Preferred               25,000,000
                                    ----------------------- --------------------
                                    Institutional                    20,000,000
                                    ----------------------- --------------------
                                              J                      25,000,000
----------------------------------- ----------------------- --------------------
LifeTime 2030                       Select                           25,000,000
                                    ----------------------- --------------------
-----------------------------------
                                    Preferred                        25,000,000
                                    ----------------------- --------------------
                                    Advisors Select                  25,000,000
                                    ----------------------- --------------------
                                    Advisors Preferred               25,000,000
                                    ----------------------- --------------------
                                    Institutional                    20,000,000
                                    ----------------------- --------------------
                                              J                      25,000,000
----------------------------------- ----------------------- --------------------
LifeTime 2040                       Select                           25,000,000
                                    ----------------------- --------------------
-----------------------------------
                                    Preferred                        25,000,000
                                    ----------------------- --------------------
                                    Advisors Select                  25,000,000
                                    ----------------------- --------------------
                                    Advisors Preferred               25,000,000
                                    ----------------------- --------------------
                                    Institutional                    20,000,000
                                    ----------------------- --------------------
                                              J                      25,000,000
----------------------------------- ----------------------- --------------------
LifeTime 2050                       Select                           25,000,000
                                    ----------------------- --------------------
-----------------------------------
                                    Preferred                        25,000,000
                                    ----------------------- --------------------
                                    Advisors Select                  25,000,000
                                    ----------------------- --------------------
                                    Advisors Preferred               25,000,000
                                    ----------------------- --------------------
                                    Institutional                    20,000,000
                                    ----------------------- --------------------
                                              J                      25,000,000
                                    ----------------------- --------------------
----------------------------------- ----------------------- --------------------
MidCap Blend                        Select                           25,000,000
----------------------------------- ----------------------- --------------------
                                    Preferred                        25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Select                  25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Preferred               25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                              J                      25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Institutional                    20,000,000
----------------------------------- ----------------------- --------------------
MidCap Growth                       Select                           25,000,000
----------------------------------- ----------------------- --------------------
----------------------------------- ----------------------- --------------------
                                    Preferred                        25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Select                  25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Preferred               25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                              J                      25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Institutional                    20,000,000
----------------------------------- ----------------------- --------------------
MidCap S&P 400 Index                Select                           25,000,000
----------------------------------- ----------------------- --------------------
----------------------------------- ----------------------- --------------------
                                    Preferred                        25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Select                  25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Preferred               25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                              J                      25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Institutional                    20,000,000
----------------------------------- ----------------------- --------------------
MidCap Value                        Select                           25,000,000
----------------------------------- ----------------------- --------------------
----------------------------------- ----------------------- --------------------
                                    Preferred                        25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Select                  25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Preferred               25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                              J                      25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Institutional                    20,000,000
----------------------------------- ----------------------- --------------------
Money Market                        Select                          100,000,000
----------------------------------- ----------------------- --------------------
----------------------------------- ----------------------- --------------------
                                    Preferred                       100,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Select                 100,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Preferred              100,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                              J                     100,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Institutional                   100,000,000
----------------------------------- ----------------------- --------------------
Partners LargeCap Blend             Institutional                    40,000,000
----------------------------------- ----------------------- --------------------
----------------------------------- ----------------------- --------------------
                                    Select                           20,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Preferred                        20,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Select                  20,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Preferred               20,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                              J                      25,000,000
----------------------------------- ----------------------- --------------------
Partners LargeCap Blend I           Select                           25,000,000
----------------------------------- ----------------------- --------------------
----------------------------------- ----------------------- --------------------
                                    Preferred                        25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Select                  25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Preferred               25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                              J                      25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Institutional                    20,000,000
----------------------------------- ----------------------- --------------------
Partners LargeCap Growth            Institutional                    20,000,000
----------------------------------- ----------------------- --------------------
-----------------------------------
                                    Select                           20,000,000
                                    ----------------------- --------------------
                                    Preferred                        20,000,000
                                    ----------------------- --------------------
                                    Advisors Select                  20,000,000
                                    ----------------------- --------------------
                                    Advisors Preferred               20,000,000
                                    ----------------------- --------------------
                                              J                      25,000,000
=================================== ----------------------- --------------------
===================================
Partners LargeCap Growth I          Institutional                    70,000,000
----------------------------------- ----------------------- --------------------
----------------------------------- ----------------------- --------------------
                                    Select                           20,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Preferred                        20,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Select                  20,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Preferred               20,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                              J                      25,000,000
----------------------------------- ----------------------- --------------------
Partners LargeCap Growth II         Institutional                    20,000,000
----------------------------------- ----------------------- --------------------
----------------------------------- ----------------------- --------------------
                                    Select                           20,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Preferred                        20,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Select                  20,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Preferred               20,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                              J                      25,000,000
----------------------------------- ----------------------- --------------------
Partners LargeCap Value             Institutional                   110,000,000
----------------------------------- ----------------------- --------------------
----------------------------------- ----------------------- --------------------
                                    Select                           20,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Preferred                        20,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Select                  20,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Preferred               20,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                              J                      25,000,000
----------------------------------- ----------------------- --------------------
Partners MidCap Blend               Institutional                    20,000,000
----------------------------------- ----------------------- --------------------
----------------------------------- ----------------------- --------------------
                                    Select                           20,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Preferred                        20,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Select                  20,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Preferred               20,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                              J                      25,000,000
----------------------------------- ----------------------- --------------------
                                    ----------------------- --------------------
Partners MidCap Growth              Select                           25,000,000
----------------------------------- ----------------------- --------------------
----------------------------------- ----------------------- --------------------
                                    Preferred                        25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Select                  25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Preferred               25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                              J                      25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Institutional                    20,000,000
----------------------------------- ----------------------- --------------------
Partners MidCap Value               Institutional                    20,000,000
----------------------------------- ----------------------- --------------------
----------------------------------- ----------------------- --------------------
                                    Select                           20,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Preferred                        20,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Select                  20,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Preferred               20,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                              J                      25,000,000
----------------------------------- ----------------------- --------------------
                                    ----------------------- --------------------
Partners SmallCap Blend             Institutional                    20,000,000
----------------------------------- ----------------------- --------------------
----------------------------------- ----------------------- --------------------
                                    Select                           20,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Preferred                        20,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Select                  20,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Preferred               20,000,000
                                    ----------------------- --------------------
----------------------------------- ----------------------- --------------------
Partners SmallCap Growth I          Institutional                    40,000,000
----------------------------------- ----------------------- --------------------
                                    ----------------------- --------------------
                                    Select                           20,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Preferred                        20,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Select                  20,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Preferred               20,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                              J                      25,000,000
----------------------------------- ----------------------- --------------------
----------------------------------- ----------------------- --------------------
Partners SmallCap Growth II         Institutional                    20,000,000
----------------------------------- ----------------------- --------------------
----------------------------------- ----------------------- --------------------
                                    Select                           20,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Preferred                        20,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Select                  20,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Preferred               20,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                              J                      25,000,000
----------------------------------- ----------------------- --------------------
Partners SmallCap Value             Select                           25,000,000
----------------------------------- ----------------------- --------------------
----------------------------------- ----------------------- --------------------
                                    Preferred                        25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Select                  25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Preferred               25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                              J                      25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Institutional                    40,000,000
----------------------------------- ----------------------- --------------------
Partners SmallCap Value I           Institutional                    20,000,000
----------------------------------- ----------------------- --------------------
-----------------------------------
                                    Select                           20,000,000
                                    ----------------------- --------------------
                                    Preferred                        20,000,000
                                    ----------------------- --------------------
                                    Advisors Select                  20,000,000
                                    ----------------------- --------------------
                                    Advisors Preferred               20,000,000
                                    ----------------------- --------------------
-----------------------------------
Preferred Securities                Institutional                   100,000,000
----------------------------------- ----------------------- --------------------
Real Estate                         Select                           25,000,000
----------------------------------- ----------------------- --------------------
----------------------------------- ----------------------- --------------------
                                    Preferred                        25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Select                  25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Preferred               25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                              J                      25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Institutional                    20,000,000
----------------------------------- ----------------------- --------------------
SmallCap Blend                      Select                           25,000,000
----------------------------------- ----------------------- --------------------
----------------------------------- ----------------------- --------------------
                                    Preferred                        25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Select                  25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Preferred               25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                              J                      25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Institutional                    20,000,000
----------------------------------- ----------------------- --------------------
SmallCap Growth                     Select                           25,000,000
----------------------------------- ----------------------- --------------------
----------------------------------- ----------------------- --------------------
                                    Preferred                        25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Select                  25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Preferred               25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                              J                      25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Institutional                    20,000,000
----------------------------------- ----------------------- --------------------
SmallCap S&P 600 Index              Select                           25,000,000
----------------------------------- ----------------------- --------------------
----------------------------------- ----------------------- --------------------
                                    Preferred                        25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Select                  25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Preferred               25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                              J                      25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Institutional                    20,000,000
----------------------------------- ----------------------- --------------------
SmallCap Value                      Select                           25,000,000
----------------------------------- ----------------------- --------------------
----------------------------------- ----------------------- --------------------
                                    Preferred                        25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Select                  25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Advisors Preferred               25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                              J                      25,000,000
                                    ----------------------- --------------------
                                    ----------------------- --------------------
                                    Institutional                    20,000,000
=================================== ======================= ====================


     SECOND: The Corporation is registered as an open-end company under the Investment Company Act of 1940.

     THIRD: No stock entitled to be voted on the proposed Amendment was outstanding or subscribed for at the time the Board of Directors adopted the resolution.

     FOURTH: The Board of Directors believes the resolution is in the best interests of the Corporation.

     FIFTH: The Articles Supplementary shall become effective immediately upon filing.

     IN WITNESS WHEREOF, the undersigned officers of Principal Investors Fund, Inc., have executed the foregoing Articles Supplementary and hereby acknowledge the same to be their voluntary act and deed.

Dated the 30th day of April, 2003.


By   /s/ A. S. Filean               By   /s/ Ralph C. Eucher
    ----------------------            --------------------------
     Arthur S. Filean                  Ralph C. Eucher


     IN WITNESS WHEREOF, Principal Investors Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President as attested by its Secretary on April 30, 2003.

PRINCIPAL INVESTORS FUND, INC.      ATTEST


By      /s/ Ralph C. Eucher           By  /s/ A. S. Filean
    ---------------------------         ------------------------------
     Ralph C. Eucher, President          Arthur S. Filean, Secretary


The UNDERSIGNED, President of Principal Investors Fund, Inc., who executed on behalf of said corporation the foregoing Articles Supplementary, of which this certificate is made a part, hereby acknowledges, in the name on behalf of said corporation, the foregoing Articles Supplementary to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                                    /s/ Ralph C. Eucher
                                ---------------------------------------------
                                Ralph C. Eucher
                                President, Principal Investors Fund, Inc.